Contract Assets, Net - Schedule of Contract With Customer Asset Net Current (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Contract with Customer, Asset, after Allowance for Credit Loss, Current [Abstract]
Contract assets	¥ 77,527	$ 11,240	¥ 56,869
Allowance for credit losses	(35,770)	(5,186)	(14,478)	$ (2,099)	¥ (3,497)	¥ 0
Total	¥ 41,757	$ 6,054	¥ 42,391